Accounts receivable	3 Months Ended
Mar. 31, 2023
Trade and other current receivables [abstract]
Accounts receivable	Accounts receivable

As at	March 31, 2023	December 31, 2022
Trade receivables	$3.7	$4.3
Total accounts receivable	3.7	4.3

Non-trade receivables	$—	$3.5
Sales taxes receivable	3.6	4.1
Other	2.1	2.4
Total other receivables	$5.7	$10.0

Other receivables consist principally of interest receivable. For product revenue, the Company estimates the amount of consideration to which it expects to be entitled under provisional pricing arrangements, which is based on the initial assay results and market prices of certain constituent metals on the date control is transferred to the customer. For the three months ended March 31, 2023, the fair value loss arising from changes in estimates was $4.1 million (2022: fair value gain of $4.4 million), which is included in the respective accounts receivable balances. Refer to Note 3 for additional details on product revenue and fair value adjustments recognized in the period.
The Company assesses the need for allowances related to credit loss for service related receivables based on its past experience, the credit ratings of its existing customer and economic trends. For the three months ended March 31, 2023, the Company recorded a $1.0 million credit allowance, included in the Other line (2022: $nil). The credit allowance in the three months ended March 31, 2023 relates to a dispute with a new customer, with whom the Company has terminated its business. The Company has assessed its receivables and concluded that this does not cast doubt on the collectibility of other receivables.